Exhibit 21

List of Subsidiaries

The following sets forth the subsidiaries of the Registrant and their respective states of incorporation or organization:

Name	State
B9 Sequoia TRS LLC	Delaware
PS Business Parks, L.P.	California
B9 Sequoia C Holdco LLC	Delaware
B9 Sequoia 1 Mezz C LLC	Delaware
B9 Sequoia 3 Mezz C LLC	Delaware
B9 Sequoia 5 Mezz C LLC	Delaware
B9 Sequoia 1 Mezz B LLC	Delaware
B9 Sequoia 3 Mezz B LLC	Delaware
B9 Sequoia 5 Mezz B LLC	Delaware
B9 Sequoia 1 Mezz A LLC	Delaware
B9 Sequoia 3 Mezz A LLC	Delaware
B9 Sequoia 5 Mezz A LLC	Delaware
B9 Sequoia 1 CA GP LLC	Delaware
B9 Sequoia 3 CA GP LLC	Delaware
B9 Sequoia 1 TX Member GP LLC	Delaware
B9 Sequoia 1 TX GP LLC	Delaware
B9 Sequoia 3 TX Member GP LLC	Delaware
B9 Sequoia 3 TX GP LLC	Delaware
B9 Sequoia 5 TX Member GP LLC	Delaware
B9 Sequoia Royal Lane Owner GP LLC	Delaware
B9 Sequoia Carson Center Owner LP	Delaware
B9 Sequoia Las Plumas Owner LP	Delaware
B9 Sequoia Canada Center Owner LP	Delaware
B9 Sequoia Parkway Center Owner LP	Delaware
B9 Sequoia Santa Clara Tech Park Owner LP	Delaware
B9 Sequoia Rogers Owner LP	Delaware
B9 Sequoia Bay Center Owner LP	Delaware
B9 Sequoia Concord Owner LP	Delaware
B9 Sequoia Diablo Owner LP	Delaware
B9 Sequoia Wiegman Owner LP	Delaware
B9 Sequoia Charcot Owner LP	Delaware
B9 Sequoia Cadillac Owner LP	Delaware
B9 Sequoia Bayshore Owner LP	Delaware
B9 Sequoia Hathaway Owner LP	Delaware
B9 Sequoia Torrance Owner LP	Delaware
B9 Sequoia Monterey Owner LP	Delaware
B9 Sequoia Buena Park Owner LP	Delaware
B9 Sequoia Cerritos Industrial Owner LP	Delaware
B9 Sequoia Santa Clara Owner LP	Delaware
B9 Sequoia Signal Hill 3 Owner LP	Delaware
B9 Sequoia Christopher Owner LLC	Delaware
B9 Sequoia Ammendale LLC	Delaware

Name	State
B9 Sequoia Parklawn Owner LLC	Delaware
B9 Sequoia Grove Owner LLC	Delaware
B9 Sequoia Bren Mar Owner LLC	Delaware
B9 Sequoia Alban Road Owner LLC	Delaware
B9 Sequoia Gude Owner LLC	Delaware
B9 Sequoia 212 Owner LLC	Delaware
B9 Sequoia Overlake Owner LLC	Delaware
B9 Sequoia 1 TX Member LP	Delaware
B9 Sequoia Mopac Owner LP	Delaware
B9 Sequoia McNeil Owner LP	Delaware
B9 Sequoia Springlake Owner LP	Delaware
B9 Sequoia Northway Plaza Owner LP	Delaware
B9 Sequoia Freeport Industrial Owner LP	Delaware
B9 Sequoia Waterford Owner LP	Delaware
B9 Sequoia Rutland Owner LP	Delaware
B9 Sequoia Freeport Business Owner LP	Delaware
B9 Sequoia Westwood Owner LP	Delaware
B9 Sequoia Arapaho Owner LP	Delaware
B9 Sequoia Valwood Owner LP	Delaware
B9 Sequoia La Prada Owner LP	Delaware
B9 Sequoia Eastgate Owner LP	Delaware
B9 Sequoia Richardson Owner LP	Delaware
B9 Sequoia The Summit Owner LP	Delaware
B9 Sequoia 3 TX Member LP	Delaware
B9 Sequoia Braker Owner LP	Delaware
B9 Sequoia Southpark Owner LP	Delaware
B9 Sequoia McKalla Owner LP	Delaware
B9 Sequoia Port America Owner LP	Delaware
B9 Sequoia Jupiter Owner LP	Delaware
B9 Sequoia Ben White Owner LP	Delaware
B9 Sequoia Lamar Owner LP	Delaware
B9 Sequoia 5 TX Member LP	Delaware
B9 Sequoia Royal Lane Owner LP	Delaware
American Office Park Properties, TPGP, Inc.	California
AOPP Acquisition Corp. Two	California
PSB Amherst Investors, LLC	Delaware
Amherst JV LLC	Delaware
Amherst Property LLC	Delaware
PSB Amherst, LLC	Delaware
PSB Amherst Finance LLC	Delaware
B9 Sequoia Freeport Business Owner LP	Delaware
Tenant Advantage, Inc.	California
PSBP QRS, Inc.	California
Hernmore Corporation	Maryland
PSBP Springing Member LLC	Delaware

Name	State
PSBP Westwood GP, LLC	Delaware
PSB Brentford, LLC	Delaware
Brentford JV, LLC	Delaware
Brentford Property, LLC	Delaware
The Mile, LLC	Delaware
B9 Sequoia Christopher Owner LLC	Delaware
B9 Sequoia Alban Road Owner LLC	Delaware
B9 Sequoia Bren Mar Owner LLC	Delaware
REVX-098, LLC	Delaware
Arapaho Investors, LLC	Delaware
PSB Bayshore LLC	Delaware
PS Rose Canyon LLC	Delaware
PSB Shady Grove LLC	Maryland
PSB San Tomas BC, LLC	California
PSB Hathaway I & II, LLC	Delaware
PSB Walnut BP, LLC	California
PSB Northpointe D L.L.C.	Virginia
PSB Pickett IP, LLC	Virginia
PS Metro Park LLC	Maryland
PSBP Industrial, L.L.C.	Delaware
PSB MICC 2323, LLC	Delaware
PSB Wellington Commerce Park II, LLC	Delaware
PSB Wellington Commerce Park I, LLC	Delaware
PSB Wellington Commerce Park III, LLC	Delaware
PSB Boca Commerce Park LLC	Delaware
PSB Northern California Industrial Portfolio LLC	Delaware